CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Trading Securities, Cost	$ 795,765	$ 530,829	$ 511,672
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	46,245,917	47,782,417	48,174,417
Common Stock, Shares, Outstanding	46,245,917	47,782,417	48,174,417